UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2012

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11512	04-2857552
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

25 Drydock Avenue, Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of the stockholders of Satcon Technology Corporation (the “Company”) held on June 20, 2012, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of the Company’s common stock from 200 million to 300 million.  The Certificate of Amendment reflecting this increase was filed with the Secretary of State of Delaware and became effective on June 22, 2012.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2012 annual meeting of the stockholders of the Company was held on June 20, 2012.  The final results of the voting for the five matters submitted to stockholders at the annual meeting are set forth below.

Proposal 1 - Election of Directors

Each of the following nominees for Class III director was elected based on the following vote:

Name	Votes For	Votes Withheld	Broker Non- Votes

Daniel R. Dwight	49,810,780	13,029,625	60,737,854

David J. Prend	51,414,751	11,425,654	60,737,854

Charles S. Rhoades	51,861,971	10,978,434	60,737,854

Proposal 2 - To approve an amendment to the Company’s Certificate of Incorporation increasing the number of the Company’s authorized shares of common stock from 200,000,000 to 300,000,000

The amendment to the Company’s Certificate of Incorporation was approved based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

102,282,328	18,688,602	405,447	2,201,882

Proposal 3 - To approve the issuance of up to 25,000,000 additional shares of the Company’s common stock to be issued in connection with the conversion of an outstanding unsecured, subordinated convertible promissory note and the payment of interest and principal on such note

The issuance of additional shares of the Company’s common stock was approved based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

58,025,607	4,628,870	185,927	60,737,855

Proposal 4 - To grant to the Board of Directors of the Company the discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split and authorized share reduction

The Board of Directors of the Company was given the discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split and authorized share reduction based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

109,053,034	11,994,292	329,051	2,201,882

Proposal 5 - To approve an amendment to the Company’s 2005 Incentive Compensation Plan increasing the number of shares of common stock available for issuance under the plan from 14,000,000 to 20,000,000

The amendment to the Company’s 2005 Incentive Compensation Plans was approved based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

46,519,830	16,200,313	120,561	60,737,555

Proposal 6 - To ratify the selection of McGladrey LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2012

The selection of McGladrey LLP was ratified by the stockholders of the Company based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

120,497,689	2,133,443	947,123	—

Item 9.01   Financial Statements and Exhibits.

(d) Exhibts

Exhibit No.	Description

3.1	Certificate of Amendment, filed on June 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: June 25, 2012	By:	/s/ Aaron Gomolak
Aaron Gomolak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment, filed on June 22, 2012.